SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

(the “Funds”)

Supplement dated February 19, 2021 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated May 1, 2020, each as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On January 25, 2021, Segall Bryant & Hamill (“SBH” or the “Adviser”) entered into an agreement pursuant to which 100% of the equity of SBH will be acquired by CI US Holdings Inc. (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2021. The Transaction may be deemed to result in an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the investment advisory agreement between SBH and the Trust, on behalf of each Fund would automatically terminate upon the Closing.

The Board of Trustees (the “Board”) requested and received materials from SBH and held a meeting on February 17, 2021 to consider and approve an interim investment advisory agreement between SBH and the Trust, on behalf of each Fund (the “Interim Agreement”), as well as a new investment advisory agreement between SBH and the Trust, on behalf of each Fund (the “New Agreement”).

The Interim Agreement will become effective immediately upon the Closing. The Adviser will continue to manage the Funds pursuant to the Interim Agreement, until the New Agreement is approved by shareholders. The Interim Agreement will expire on the date that is 150 days after the Closing, if the New Agreement has not been approved by that date. The New Agreement will become effective once approved by a “vote of a majority of the outstanding securities” of each Fund, as that phrase is defined in the 1940 Act.

The New Agreement will be submitted to shareholders of each Fund for approval at a Special Meeting of Shareholders (the “Meeting”) that is expected to be held in the second quarter. If you are a shareholder of record as of the record date (the “Record Date”), you will be eligible to vote at the Meeting. If you became a shareholder after the Record Date, you will not be eligible to vote at the Meeting. All shareholders of record as of the Record Date will receive a proxy statement further describing the Transaction and the proposal that such shareholders approve the New Agreement. The proxy statement will also provide shareholders with additional information regarding the Interim Agreement and the New Agreement, including the fact that each Fund’s advisory fee rate will remain unchanged under the Interim Agreement and the New Agreement. The New Agreement will not become effective with respect to any particular Fund unless and until shareholder approval of the New Agreement has been obtained with respect to that Fund. If shareholder approval of the New Agreement is not obtained with respect to a particular Fund, the Board will consider other available options, including without limitation, liquidating such Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

You should read the proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statements have been mailed. You can also obtain free copies of the Funds’ Prospectus and Statement of Additional Information, as well as the Funds’ Annual Report, by calling (800) 392-2673, by writing Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by going to the Funds’ website at www.sbhfunds.com.